Exhibit 10.21

June 30, 2007

Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204

Attn: Ms. Terry Becks

Re:    Management Agreement Renewals

Dear Ms. Becks:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Markets Futures Fund L.P.

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.

By:	/s/ Theresa Becks

Print Name:	Theresa Becks

JM/sr

June 30, 2007

Aspect Capital Management Ltd.
Nations House – 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.

Attention: Mr. Anthony Todd

Re:    Management Agreement Renewals

Dear Mr. Todd:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Legion Aspect

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ James Walker

Print Name: James Walker

JM/sr

June 30, 2007

Altis Partners (Jersey) Limited
AIB House
Greenville Street
St Heller, Jersey
Channel Islands JE 4 9WN

Attention: Mr. Stephen Hedgecock

Re:    Management Agreement Renewals

Dear Mr. Hedgecock:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the ‘‘Management Agreements’’). We are extending the term of the Management Agreements through June 30, 2008 and all other provisions of the Management Agreements will remain unchanged.

•	CTA Capital LLC

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Citigroup Emerging CTA Portfolio L.P.

•	CMF Altis Partners Master Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Citigroup Global Futures Fund Ltd.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
        Jennifer Magro
        Chief Financial Officer & Director

By: /s/ S. Hedgecock

Print Name: S. Hedgecock

JM/sr